MORGAN STANLEY DEAN WITTER NEW YORK QUALITY MUNICIPAL SECURITIES       Two World
                                                                    Trade Center

LETTER TO THE SHAREHOLDERS October 31, 1998             New York, New York 10048

DEAR SHAREHOLDER:

We are pleased to present the annual report on the operations of Morgan Stanley Dean Witter New York Quality Municipal Securities (IQN) for the fiscal year ended October 31, 1998.

On December 21, 1998, after the close of the period under review, the Trust changed its name from InterCapital New York Quality Municipal Securities to Morgan Stanley Dean Witter New York Quality Municipal Securities. Information on the name change was mailed to the shareholders in mid-December under separate cover.

Since our last report six months ago, global financial turmoil, including the Russian currency crisis, has continued to affect the securities markets. This led to a flight-to-quality rally for U.S. Treasury bonds, with yields falling to 30-year lows. Municipal bond yields declined but lagged the downward trend of Treasury yields.

The deflationary impact of the international financial crisis began to temper U.S. economic growth prior to the summer's tumultuous market

                              BOND YIELDS  1994-1998

       30-Year Insured       30-Year U.S.        Insured Municipal Yields as a
       Municipal Yields    Treasury Yields    Percentage of U.S. Treasury Yields
1994        5.4%                 6.34%                     85.17%
            5.4                  6.24                      86.54
            5.8                  6.66                      87.09
            6.4                  7.09                      90.27
            6.35                 7.32                      86.75
            6.25                 7.43                      84.12
            6.5                  7.61                      85.41
            6.25                 7.39                      84.57
            6.3                  7.45                      84.56
            6.55                 7.81                      83.87
            6.75                 7.96                      84.8
            7                    8.00                      87.5
            6.75                 7.88                      85.66
1995        6.4                  7.70                      83.12
            6.15                 7.44                      82.66
            6.15                 7.43                      82.77
            6.2                  7.34                      84.47
            5.8                  6.66                      87.09
            6.1                  6.62                      92.15
            6.1                  6.86                      88.92
            6                    6.66                      90.09
            5.95                 6.48                      91.82
            5.75                 6.33                      90.84
            5.5                  6.14                      89.58
            5.35                 5.94                      90.07
1996        5.4                  6.03                      89.55
            5.6                  6.46                      86.69
            5.85                 6.66                      87.84
            5.95                 6.89                      86.36
            6.05                 6.99                      86.55
            5.9                  6.89                      85.63
            5.85                 6.97                      83.93
            5.9                  7.11                      82.98
            5.7                  6.93                      82.25
            5.65                 6.64                      85.09
            5.5                  6.35                      86.61
            5.6                  6.63                      84.46
1997        5.7                  6.79                      83.95
            5.65                 6.80                      83.09
            5.9                  7.10                      83.1
            5.75                 6.94                      82.85
            5.65                 6.91                      81.77
            5.6                  6.78                      82.6
            5.3                  6.30                      84.13
            5.5                  6.61                      83.21
            5.4                  6.40                      84.38
            5.35                 6.15                      86.99
            5.3                  6.05                      87.6
            5.15                 5.92                      86.99
1998        5.15                 5.80                      88.79
            5.2                  5.92                      87.84
            5.25                 5.93                      88.53
            5.35                 5.95                      89.92
            5.2                  5.80                      89.66
            5.2                  5.65                      92.04
            5.18                 5.71                      90.72
            5.03                 5.27                      95.45
            4.95                 5.00                      99.00
            5.05                 5.16                      97.87

Source: Municipal Market Data

MORGAN STANLEY DEAN WITTER NEW YORK QUALITY MUNICIPAL SECURITIES activity. Lower commodity prices, cheaper imports and improved productivity offset the potential inflationary impact of strong domestic employment. With inflation held in check, the Federal Reserve Board provided liquidity to the markets by lowering short-term interest rates. Since the end of September, the Federal Reserve Open Market Committee cut the federal funds rate 75 basis points from 5.50 percent to 4.75 percent in three separate moves.

MUNICIPAL MARKET CONDITIONS

Municipal bond yields followed the downward trend of Treasury yields at a more moderate pace. At the end of October, long-term insured municipal index yields stood at 5.05 percent, index yields declined 30 basis points over the last 12 months. In contrast, 30-year U.S. Treasury bond yields fell 100 basis points during the same period.

As municipals lagged the rally in Treasuries, the ratio of municipal yields to Treasury yields rose sharply to 98 percent. (A rising ratio means that municipals have underperformed Treasuries and have become more attractive on a relative basis.) This increase was similar to the jump witnessed in 1986, when tax-reform proposals threatened the favorable tax advantage of municipal bonds.

The overall decline in interest rates has led to a substantial increase in new issue municipal volume. Municipal issuance is on a pace to challenge 1993's underwriting record of $292 billion. Year-to-date, total municipal volume of $234 billion is up 32 percent. Half the underwriting volume was enhanced with bond insurance. Refundings represented 30 percent of total new issuance. New York new issue underwriting accounted for 13 percent of national volume.

PERFORMANCE

The Trusts' net asset value (NAV) increased from $14.08 to $14.73 per share during the fiscal year ended October 31, 1998 . Based on this NAV change plus reinvestment of tax-free dividends of $0.695 per share, the Trust's total NAV return was 10.36 percent. IQN's price on the New York Stock Exchange moved from $12.6875 to $14.0625 per share. Based on this change in market price plus reinvestment of dividends, the Trust's total market return was 16.92 percent. On October 31, 1998, the Trust traded at a 4.53 percent discount to NAV.

Monthly dividends for the fourth quarter of 1998 were declared in September. Beginning with the October 1998 dividend, the monthly dividend was raised from $0.0575 per share to $0.0625 per share, to more closely reflect the Trust's anticipated income. The level of undistributed net investment income increased from $0.093 to $0.125 per share.

MORGAN STANLEY DEAN WITTER NEW YORK QUALITY MUNICIPAL SECURITIES
LETTER TO THE SHAREHOLDERS October 31, 1998, continued

LARGEST SECTORS as of October 31, 1998 (% of Net Assets)

Education                                                         16%
Hospital                                                          16%
General Obligation                                                10%
Mortgage                                                           9%
Transportation                                                     9%
Electric                                                           7%
Nursing & Health                                                   7%
Water & Sewer                                                      6%
IDR/PCR*                                                           6%
All Others                                                        14%

* Industrial Development/Pollution Control Revenue

Portfolio structure is subject to change.


CREDIT RATINGS as of October 31, 1998 (% of Total Long-Term Portfolio)

Aaa or AAA                                                        29%
Aa or AA                                                          15%
A or A                                                            39%
Baa or BBB                                                        17%

As measured by Moody's Investors Service, Inc. or
Standard & Poor's Corp.

Portfolio structure is subject to change.

CALL STRUCTURE as of  October 31, 1998
(% of Total Long-Term Portfolio)

WEIGHTED AVERAGE
CALL PROTECTION: 6 YEARS

Years Bonds Callable                      Percent Callable
        1999                                      0%
        2000                                      0%
        2001                                      0%
        2002                                      2%
        2003                                     50%
        2004                                     24%
        2005                                      1%
        2006                                      5%
        2007                                      0%
        2008                                     13%
        2009+                                     5%

Portfolio structure is subject to change.

MORGAN STANLEY DEAN WITTER NEW YORK QUALITY MUNICIPAL SECURITIES

PORTFOLIO STRUCTURE

The Trust remained fully invested in long-term municipal bonds during the fiscal year. Investments were diversified among 13 long-term sectors and 28 credits. As illustrated in the accompanying chart, the distribution of call dates in the portfolio produced 6 years of weighted average call protection.

The Trust's weighted average maturity was 19 years. Average duration (a measure of price volatility to interest rate changes) was 7 years. Throughout the fiscal period, credit quality was maintained, with 83 percent of the Trust's long-term holdings rated single "A" or better.

THE IMPACT OF LEVERAGING

As discussed in previous reports, the total income available for distribution to common shareholders includes incremental income provided by the Trust's outstanding Auction Rate Preferred Shares (ARPS). ARPS dividends reflect prevailing short-term interest rates on maturities normally ranging from one week to one year. Incremental income to common shareholders depends on two factors. The first factor is the amount of ARPS outstanding, while the second is the spread between the portfolio's cost yield and ARPS expenses (ARPS auction rate and expenses). The greater the spread and the amount of ARPS outstanding, the greater the amount of incremental income available for distribution to common shareholders. The level of net investment income available for distribution to common shareholders varies with the level of short-term interest rates.

During the 12-month period, ARPS leverage contributed approximately $0.05 per share to common share earnings. Weekly ARPS yields ranged between 2.5 and 5.0 percent. Two ARPS series totaling $24 million represented 24 percent of net assets.

LOOKING AHEAD

Global economic conditions seem likely to keep inflationary pressures under control and have contributed to lower interest rates. The fixed-income markets have also begun to anticipate the possibility of additional monetary easing by the Fed. With the municipal relationship to Treasuries more favorable than it has been in the last 10 years, the outlook for municipal bonds is positive.

The Trust's procedure for reinvestment of all dividends and distributions on common shares is through purchases in the open market. This method helps to support the market value of the Trust's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Trust may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a

MORGAN STANLEY DEAN WITTER NEW YORK QUALITY MUNICIPAL SECURITIES price not above market value or net asset value, whichever is lower at the time of purchase. The Trust may also utilize procedures to reduce or eliminate the amount of outstanding ARPS, including their purchase in the open market or in privately negotiated transactions. During the fiscal year, the Trust purchased and retired 40,800 shares of common stock at a weighted average market discount of 9.86 percent.

We appreciate your ongoing support of Morgan Stanley Dean Witter New York Quality Municipal Securities and look forward to continuing to serve your investment needs.

Very truly yours,

/S/ CHARLES A. FIUMEFREDDO
CHARLES A. FIUMEFREDDO
Chairman of the Board

MORGAN STANLEY DEAN WITTER NEW YORK QUALITY MUNICIPAL SECURITIES

RESULTS OF ANNUAL MEETING (unaudited)

                             *         *         *

On June 23, 1998, an annual meeting of the Trust's shareholders was held for the purpose of voting on three separate matters, the results of which were as follows:

(1) ELECTION OF TRUSTEE BY ALL SHAREHOLDERS:

Michael Bozic
For.........................................................  3,596,002
Withheld....................................................     87,525

(2) ELECTION OF TRUSTEE BY PREFERRED SHAREHOLDERS:

Charles A. Fiumefreddo
For.........................................................        325
Withheld....................................................          0

The following Trustees were not standing for reelection at this meeting: Edwin
J. Garn, John R. Haire, Wayne E. Hedien, Dr. Manuel H. Johnson, Michael E. Nugent, Philip J. Purcell and John L. Schroeder.

(3) RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP (THE SUCCESSOR FIRM TO PRICE WATERHOUSE LLP AS OF JULY 1, 1998) AS THE TRUST'S INDEPENDENT
ACCOUNTANTS:

For.........................................................  3,577,297
Against.....................................................     43,805
Abstain.....................................................     62,425

MORGAN STANLEY DEAN WITTER NEW YORK QUALITY MUNICIPAL SECURITIES

PORTFOLIO OF INVESTMENTS October 31, 1998

PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE         VALUE
----------------------------------------------------------------------------------------------------------
            NEW YORK TAX-EXEMPT MUNICIPAL BONDS (95.4%)
            General Obligation (9.6%)
            New York City,
$  3,000     1994 Ser C.................................................   5.50%   10/01/08    $3,175,290
   4,000     1994 Ser D.................................................   5.75    08/15/09     4,265,120
   2,000    Puerto Rico, Pub Impr Refg Ser 1993.........................   5.25    07/01/18     2,024,520
--------                                                                                       ----------
   9,000                                                                                        9,464,930
--------                                                                                       ----------

            Educational Facilities Revenue (15.5%)
   2,500    New York State, City University - John Jay College Ser 1995
             A COPs.....................................................   6.00    08/15/06     2,771,700
            New York State Dormitory Authority,
   4,000     City University Ser 1993 F.................................   5.50    07/01/12     4,185,760
   1,000     Ithaca College Ser 1998 (AMBAC)............................   5.00    07/01/21       989,230
   5,000     State University Ser 1993 C................................   5.375   05/15/13     5,192,800
   2,200     University of Rochester Ser 1998 A (MBIA)..................   5.00    07/01/18     2,203,718
--------                                                                                       ----------
  14,700                                                                                       15,343,208
--------                                                                                       ----------

            Electric Revenue (6.9%)
   3,000    Long Island Power Authority, New York, Ser 1998 A (FSA).....   5.125   12/01/22     3,006,360
   4,000    Puerto Rico Electric Power Authority, Power Ser DD (FSA)....   4.50    07/01/19     3,783,320
--------                                                                                       ----------
   7,000                                                                                        6,789,680
--------                                                                                       ----------

            Hospital Revenue (16.3%)
   2,000    New York State Dormitory Authority, Rochester General
             Hospital - FHA Insured Mtge Ser 1993.......................   5.70    08/01/33     2,078,060
            New York State Medical Care Facilities Finance Agency,
   3,410     Hospital & Nursing Home - FHA Insured Mtge 1993 Ser B......   5.50    02/15/22     3,517,040
   4,000     Hospital & Nursing Home - FHA Insured Mtge 1993 Ser A......   5.90    08/15/33     4,223,641
   4,000     Presbyterian Hospital - FHA Insured Mtge Ser 1994 A........   5.25    08/15/14     4,159,240
   2,000     St Lukes-Roosevelt Hospital - FHA Insured Mtge Ser A.......   5.625   08/15/18     2,074,560
--------                                                                                       ----------
  15,410                                                                                       16,052,541
--------                                                                                       ----------

            Industrial Development/Pollution Control Revenue (6.2%)
            New York State Energy Research & Development Authority,
   3,000     Consolidated Edison Co of New York Inc Refg Ser 1993-B.....   5.25    08/15/20     3,027,570
   3,000     New York State Electric & Gas Co Ser A (AMT)...............   5.95    12/01/27     3,101,790
--------                                                                                       ----------
   6,000                                                                                        6,129,360
--------                                                                                       ----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER NEW YORK QUALITY MUNICIPAL SECURITIES

PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE         VALUE
----------------------------------------------------------------------------------------------------------
            Mortgage Revenue - Multi-Family (5.3%)
$  3,000    New York City Housing Development Corporation, FHA Ins Mtge
             Ser 1993-B.................................................   5.85%   05/01/26    $3,124,890
   1,975    New York State Housing Finance Agency, Mortgage 1996 Ser A
             Refg (FSA).................................................   6.10    11/01/15     2,153,678
--------                                                                                       ----------
   4,975                                                                                        5,278,568
--------                                                                                       ----------

            Mortgage Revenue - Single Family (3.6%)
   3,500    New York State Mortgage Agency, Homeowner Ser 29 A..........   5.25    04/01/15     3,539,025
--------                                                                                       ----------

            Nursing & Health Related Facilities Revenue (7.4%)
   2,990    New York State Dormitory Authority, Department of Health Ser
             1993.......................................................   5.70    07/01/09     3,215,924
            New York Medical Care Facilities Finance Agency,
   2,000     Mental Health 1993 Ser F...................................   5.375   02/15/14     2,052,580
   2,000     Mental Health 1993 Ser D...................................   5.25    08/15/23     2,005,500
--------                                                                                       ----------
   6,990                                                                                        7,274,004
--------                                                                                       ----------

            Public Facilities Revenue (4.2%)
   4,000    New York State Dormitory Authority, Court Facilities Ser
             1993 A.....................................................   5.625   05/15/13     4,165,080
--------                                                                                       ----------

            Tax Allocation Revenue (2.0%)
   2,000    Grand Central District Management Association Inc, Cap Impr
             Refg Ser 1994..............................................   5.25    01/01/22     2,011,720
--------                                                                                       ----------

            Transportation Facilities Revenue (9.2%)
   1,000    Buffalo & Fort Erie Public Bridge Authority, Toll Bridge Ser
             1995 (MBIA)................................................   5.75    01/01/25     1,073,770
   3,000    New York State Thruway Authority, Local Hwy & Bridge Ser
             1993.......................................................   5.125   04/01/08     3,113,580
   3,000    Triborough Bridge & Tunnel Authority, Ser 1993 B............   5.00    01/01/20     3,027,210
   2,000    Puerto Rico Highway & Transportation Authority, Ser A.......   4.75    07/01/38     1,910,660
--------                                                                                       ----------
   9,000                                                                                        9,125,220
--------                                                                                       ----------

            Water & Sewer Revenue (6.1%)
            New York City Municipal Water Finance Authority,
   2,000     1993 Ser A.................................................   5.50    06/15/11     2,091,620
   2,000     1994 Ser B.................................................   5.50    06/15/19     2,071,640
   2,000     1999 Ser A (FGIC)..........................................   4.75    06/15/31     1,904,420
--------                                                                                       ----------
   6,000                                                                                        6,067,680
--------                                                                                       ----------

            Other Revenue (3.1%)
   3,000    New York Local Government Assistance Corporation, Ser 1993 B
             Refg.......................................................   5.50    04/01/21     3,086,340
--------                                                                                       ----------

  91,575    TOTAL NEW YORK TAX-EXEMPT MUNICIPAL BONDS (Identified Cost $89,681,836).........   94,327,356
--------                                                                                       ----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER NEW YORK QUALITY MUNICIPAL SECURITIES

PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE         VALUE
----------------------------------------------------------------------------------------------------------
            NEW YORK TAX-EXEMPT SHORT-TERM MUNICIPAL OBLIGATION (3.1%)
$  3,100    New York State Dormitory Authority, Cornell University Ser
--------     1990 B
             (Demand 11/02/98) (Identified Cost $3,100,000).............   3.70*%  07/01/25     $3,100,000
                                                                                                ----------

$ 94,675    TOTAL INVESTMENTS (Identified Cost $92,781,836) (a)....................    98.5%    97,427,356
========

            CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES...........................   1.5      1,434,942
                                                                                      -----     ----------

            NET ASSETS..............................................................  100.0%   $98,862,298
                                                                                      =====    ===========

---------------------

 AMT   Alternative Minimum Tax.
COPs   Certificates of Participation.
  *    Current coupon of variable rate demand obligation.
 (a)   The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is
       $4,645,520.

Bond Insurance:
AMBAC  AMBAC Indemnity Corporation.
FGIC   Financial Guaranty Insurance Company.
 FSA   Financial Security Assurance Inc.
MBIA   Municipal Bond Investors Assurance Corporation.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER NEW YORK QUALITY MUNICIPAL SECURITIES

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
October 31, 1998
ASSETS:
Investments in securities, at value
 (identified cost $92,781,836).............................. $97,427,356
Cash........................................................      90,986
Interest receivable.........................................   1,438,462
Prepaid expenses............................................      19,563
                                                              ----------

    TOTAL ASSETS............................................  98,976,367
                                                              ----------

LIABILITIES:
Investment management fee payable...........................      34,360
Accrued expenses............................................      79,709
                                                              ----------

    TOTAL LIABILITIES.......................................     114,069
                                                              ----------

    NET ASSETS.............................................. $98,862,298
                                                              ==========

COMPOSITION OF NET ASSETS:
Preferred shares of beneficial interest (1,000,000 shares
 authorized of non-participating $.01 par value, 480 shares
 outstanding)............................................... $24,000,000
                                                              ----------
Common shares of beneficial interest (unlimited shares
 authorized of $.01 par value, 5,081,813 shares
 outstanding)...............................................  72,211,195
Net unrealized appreciation.................................   4,645,520
Accumulated undistributed net investment income.............     633,232
Accumulated net realized loss...............................  (2,627,649)
                                                              ----------

    NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS............  74,862,298
                                                              ----------

    TOTAL NET ASSETS........................................ $98,862,298
                                                              ==========

NET ASSET VALUE PER COMMON SHARE
 ($74,862,298 divided by 5,081,813 common shares
 outstanding)...............................................      $14.73
                                                              ==========

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER NEW YORK QUALITY MUNICIPAL SECURITIES

STATEMENT OF OPERATIONS
For the year ended October 31, 1998
NET INVESTMENT INCOME:
INTEREST INCOME............................................. $5,163,988
                                                              ---------

EXPENSES
Investment management fee...................................    342,208
Professional fees...........................................     95,507
Auction commission fees.....................................     58,955
Shareholder reports and notices.............................     36,567
Transfer agent fees and expenses............................     22,822
Auction agent fees..........................................     20,123
Registration fees...........................................     16,197
Trustees' fees and expenses.................................      7,968
Organizational expenses.....................................      6,360
Custodian fees..............................................      5,442
Other.......................................................     22,214
                                                              ---------

    TOTAL EXPENSES..........................................    634,363

Less: expense offset........................................     (5,369)
                                                              ---------

    NET EXPENSES............................................    628,994
                                                              ---------

    NET INVESTMENT INCOME...................................  4,534,994
                                                              ---------
NET REALIZED AND UNREALIZED GAIN:
Net realized gain...........................................    788,894
Net change in unrealized appreciation.......................  2,336,084
                                                              ---------

    NET GAIN................................................  3,124,978
                                                              ---------

NET INCREASE................................................ $7,659,972
                                                              =========

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER NEW YORK QUALITY MUNICIPAL SECURITIES

STATEMENT OF CHANGES IN NET ASSETS
                                                         FOR THE YEAR       FOR THE YEAR
                                                            ENDED              ENDED
                                                       OCTOBER 31, 1998   OCTOBER 31, 1997

------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income................................     $4,534,994         $4,628,648
Net realized gain (loss).............................        788,894            (22,490)
Net change in unrealized appreciation/depreciation...      2,336,084          4,725,514
                                                          ----------         ----------

    NET INCREASE.....................................      7,659,972          9,331,672
                                                          ----------         ----------

DIVIDENDS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
Preferred............................................       (835,297)          (808,176)
Common...............................................     (3,544,386)        (3,595,364)
                                                          ----------         ----------

    TOTAL............................................     (4,379,683)        (4,403,540)
                                                          ----------         ----------
Decrease from transactions in common shares of
 beneficial interest.................................       (528,543)        (1,867,629)
                                                          ----------         ----------

    NET INCREASE.....................................      2,751,746          3,060,503

NET ASSETS:
Beginning of period..................................     96,110,552         93,050,049
                                                          ----------         ----------
    END OF PERIOD
    (Including undistributed net investment income of
    $633,232 and $477,921, respectively).............    $98,862,298        $96,110,552
                                                          ==========         ==========

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER NEW YORK QUALITY MUNICIPAL SECURITIES

NOTES TO FINANCIAL STATEMENTS October 31, 1998

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter New York Quality Municipal Securities (the "Trust"), formerly InterCapital New York Quality Municipal Securities (the Trust changed its name effective December 21, 1998), is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Trust's investment objective is to provide current income which is exempt from federal, New York State and New York City income taxes. The Trust was organized as a Massachusetts business trust on March 3, 1993 and commenced operations on September 29, 1993.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Trust that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Trust amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

MORGAN STANLEY DEAN WITTER NEW YORK QUALITY MUNICIPAL SECURITIES

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Trust records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

E. ORGANIZATIONAL EXPENSES -- Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager"), formerly Dean Witter InterCapital Inc., paid the organizational expenses of the Trust's common shares in the amount of $35,000 which have been reimbursed for the full amount thereof. Such expenses were deferred and fully amortized as of September 29, 1998.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Trust pays the Investment Manager a management fee, calculated weekly and payable monthly, by applying the annual rate of 0.35% to the Trust's weekly net assets.

Under the terms of the Agreement, in addition to managing the Trust's investments, the Investment Manager maintains certain of the Trust's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Trust who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Trust.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended October 31, 1998 aggregated $13,487,200 and $15,973,359, respectively.

MORGAN STANLEY DEAN WITTER NEW YORK QUALITY MUNICIPAL SECURITIES

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager, is the Trust's transfer agent. At October 31, 1998, the Trust had transfer agent fees and expenses payable of approximately $800.

4. PREFERRED SHARES OF BENEFICIAL INTEREST

The Trust is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without approval of the common shareholders. The Trust has issued Series 1 and 2 Auction Rate Preferred Shares ("Preferred Shares") which have a liquidation value of $50,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Trust may redeem such shares, in whole or in part, at the original purchase price of $50,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption.

Dividends, which are cumulative, are reset through auction procedures.

                  AMOUNT IN             RESET         RANGE OF
SERIES  SHARES*   THOUSANDS*   RATE*     DATE     DIVIDEND RATES**
------  -------   ----------   -----   --------   ----------------
  1       260      $13,000     3.40%   11/03/98     2.50% - 4.35%
  2       220       11,000     3.30    11/06/98     2.75  - 5.00

---------------------
 *  As of October 31, 1998.
** For the year ended October 31, 1998.

Subsequent to October 31, 1998 and up through December 21, 1998, the Trust paid dividends to Series 1 and 2 at rates ranging from 2.50% to 3.50%, in the aggregate amount of $96,779.

The Trust is subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

The preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

MORGAN STANLEY DEAN WITTER NEW YORK QUALITY MUNICIPAL SECURITIES

5. COMMON SHARES OF BENEFICIAL INTEREST

Transactions in common shares of beneficial interest were as follows:

                                                                                        CAPITAL
                                                                                        PAID IN
                                                                                       EXCESS OF
                                                               SHARES     PAR VALUE    PAR VALUE
                                                              ---------   ---------   -----------
Balance, October 31, 1996...................................  5,282,113    $52,821    $74,554,546
Treasury shares purchased and retired (weighted average
 discount 13.07%)*..........................................   (159,500)    (1,595)    (1,866,034)
                                                              ---------    -------    -----------
Balance, October 31, 1997...................................  5,122,613     51,226     72,688,512
Treasury shares purchased and retired (weighted average
 discount 9.86%)*...........................................    (40,800)      (408)      (528,135)
                                                              ---------    -------    -----------
Balance, October 31, 1998...................................  5,081,813    $50,818    $72,160,377
                                                              =========    =======    ===========

---------------------
* The Trustees have voted to retire the shares purchased.

6. FEDERAL INCOME TAX STATUS

During the year ended October 31, 1998, the Trust utilized approximately $789,000 of its net capital loss carryover. At October 31, 1998, the Trust had a net capital loss carryover of approximately $2,627,000, which may be used to offset future capital gains to the extent provided by regulations, which is available through October 31 of the following years:

           AMOUNT IN THOUSANDS
------------------------------------------
        2002            2003   2004   2005
        ----            ----   ----   ----
       $1,419           $854   $332   $22
       ======           ====   ====   ===

7. DIVIDENDS TO COMMON SHAREHOLDERS

On September 29, 1998, the Trust declared the following dividends from net investment income:

 AMOUNT         RECORD            PAYABLE
PER SHARE        DATE              DATE
---------  ----------------  -----------------
 $0.0625   November 6, 1998  November 20, 1998
 $0.0625   December 4, 1998  December 18, 1998

MORGAN STANLEY DEAN WITTER NEW YORK QUALITY MUNICIPAL SECURITIES

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:

                                                                         FOR THE YEAR ENDED OCTOBER 31*
                                                              ----------------------------------------------------
                                                                1998       1997       1996       1995       1994
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................  $ 14.08    $ 13.07    $ 12.86    $ 10.90    $ 13.99
                                                              -------    -------    -------    -------    -------
Net investment income.......................................     0.89       0.89       0.88       0.87       0.92
Net realized and unrealized gain (loss).....................     0.61       0.92       0.15       1.98      (2.98)
                                                              -------    -------    -------    -------    -------
Total from investment operations............................     1.50       1.81       1.03       2.85      (2.06)
                                                              -------    -------    -------    -------    -------
Less dividends from:
 Net investment income......................................    (0.70)     (0.69)     (0.72)     (0.73)     (0.72)
 Common share equivalent of dividends paid to preferred
   shareholders.............................................    (0.16)     (0.16)     (0.16)     (0.16)     (0.17)
                                                              -------    -------    -------    -------    -------
Total dividends.............................................    (0.86)     (0.85)     (0.88)     (0.89)     (0.89)
                                                              -------    -------    -------    -------    -------
Anti-dilutive effect of acquiring treasury shares...........     0.01       0.05       0.06         --         --
                                                              -------    -------    -------    -------    -------
Offering costs charged against capital......................       --         --         --         --      (0.14)
                                                              -------    -------    -------    -------    -------
Net asset value, end of period..............................  $ 14.73    $ 14.08    $ 13.07    $ 12.86    $ 10.90
                                                              =======    =======    =======    =======    =======
Market value, end of period.................................  $14.063    $12.688    $ 11.25    $ 11.25    $  9.75
                                                              =======    =======    =======    =======    =======
TOTAL INVESTMENT RETURN+....................................    16.92%     19.65%      6.52%     23.58%    (32.18)%

RATIOS TO AVERAGE NET ASSETS OF COMMON SHAREHOLDERS:
Total expenses..............................................     0.86%(1)   0.89%(1)   0.93%(1)   0.99%      1.08%
Net investment income before preferred stock dividends......     6.15%      6.64%      6.74%      7.31%      7.31%
Preferred stock dividends...................................     1.13%      1.16%      1.22%      1.37%      1.31%
Net investment income available to common shareholders......     5.02%      5.48%      5.52%      5.94%      6.00%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................  $98,862    $96,111    $93,050    $94,591    $92,671
Asset coverage on preferred shares at end of period.........      412%       400%       389%       394%       297%
Portfolio turnover rate.....................................       14%        --          5%         1%        17%

---------------------
 * The per share amounts were computed using an average number of shares outstanding during the period.
 + Total investment return is based upon the current market value on the last day of each period reported. Dividends are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(1) Does not reflect the effect of expense offset of 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER NEW YORK QUALITY MUNICIPAL SECURITIES

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF MORGAN STANLEY DEAN WITTER NEW YORK QUALITY MUNICIPAL SECURITIES

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter New York Quality Municipal Securities (the "Trust"), formerly InterCapital New York Quality Municipal Securities, at October 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
December 21, 1998
      --------------------------------------------------------------------

                      1998 FEDERAL TAX NOTICE (unaudited)

         For the year ended October 31, 1998, all of the Trust's dividends from net investment income received by both common and preferred shareholder classes were exempt interest dividends, excludable from gross income for Federal income tax purposes.

                      (This Page Intentionally Left Blank)

TRUSTEES
-------------------------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
-------------------------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
-------------------------------------------------
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
-------------------------------------------------
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
-------------------------------------------------
Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048




MORGAN STANLEY
DEAN WITTER
NEW YORK
QUALITY
MUNICIPAL
SECURITIES

Annual Report
October 31, 1998